UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2025 (June 10, 2025)

M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American
Warrants to Purchase Shares of Common Stock, Expiring on or before April 25, 2028	MPTI WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On June 10, 2025, M-tron Industries, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting").

The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting:
(i)	the election of seven (7) directors to serve until the Company’s 2026 Annual Meeting of Stockholders;
(ii)	a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
(iii)	the ratification of the appointment of PKF O'Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The three proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2025 (the "Definitive Proxy Statement").

Each of the three matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Proposal 1 - Election of Directors: The following individuals were elected to serve as directors until the 2026 Annual Meeting or upon the election and qualification of their successors. The voting results for each of the nominees were as follows
Nominee	For	Withheld	Broker Non-votes
Ivan Arteaga	1,101,455	44,117	970,677
Marc Gabelli	848,420	297,152	970,677
David M. Goldman	1,100,235	45,337	970,677
Robert V. La Penta Jr.	1,109,610	35,962	970,677
Bel Lazar	1,096,195	49,377	970,677
John S. Mega	983,459	162,113	970,677
Hendi Susanto	1,101,599	43,973	970,677

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
1,090,624	44,985	9,963	970,677

Proposal 3 - Ratification of the Appointment of PKF O'Connor Davies, LLP to Serve as the Company's Independent Auditor for 2025: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
2,104,959	7,601	3,689	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC. (Registrant)

Date: June 12, 2025	By:	/s/ Linda M. Biles
		Name:	Linda M. Biles
		Title:	Executive Vice President - Finance